UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2022

Forge Global Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39794	98-1561111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Mission St. Suite 5510 San Francisco, California (Address of principal executive offices)	94105 (Zip Code)

(415) 881-1612

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FRGE	NYSE
Warrants, each exercisable for one share of common stock at an exercise price of $11.50	FRGE WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Forge,” “New Forge” and the “Company” refer to Forge Global Holdings, Inc. (f/k/a Motive Capital Corp), a Delaware corporation, and its consolidated subsidiaries following the closing of the Business Combination (as defined below) (the “Closing”). Unless the context otherwise requires, references to “Motive” refer to Motive Capital Corp prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used but not defined in this Current Report on Form 8-K (this “Report”), or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Domestication and Merger Transactions

As previously announced, Motive Capital Corp, a Cayman Islands exempted company (“Motive”), entered into an Agreement and Plan of Merger, dated September 13, 2021 (the “Merger Agreement”), by and among Motive, FGI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Motive (“Merger Sub”), and Forge Global, Inc., a Delaware corporation (“Forge Global”).

On March 21, 2022, as contemplated by the Merger Agreement and as described in the section titled “The Redomestication Proposal” beginning on page 150 of the definitive proxy statement/prospectus, filed by Motive with the Securities and Exchange Commission (the “SEC”) on February 14, 2022 (as amended or supplemented, the “Proxy Statement/Prospectus”), Motive changed its jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”), changing its name to “Forge Global Holdings, Inc.” (“New Forge”).

As a result of and upon the effective time of the Domestication, among other things, (i) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of Motive (the “Motive Class A Shares”), converted automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of New Forge (the “Domestication Common Stock”); (ii) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of Motive (the “Motive Class B Shares”), converted automatically, on a one-for-one basis, into shares of Domestication Common Stock; (iii) each then issued and outstanding public warrant of Motive (the “Motive Public Warrants”) automatically represented a right to acquire one share of Domestication Common Stock (the “Domestication Public Warrants”), on the terms and conditions set forth in the warrant agreement, dated December 10, 2020, between Motive and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”); (iv) each then issued and outstanding private placement warrant of Motive issued prior to Motive’s initial public offering (the “Motive Private Warrants”) represented a right to acquire one share of Domestication Common Stock (the “Domestication Private Warrants”), on the terms and conditions set forth in the Warrant Agreement and (v) each of the then issued and outstanding units of Motive that had not previously been separated into its underlying Motive Class A Shares and Motive Public Warrants (the “Motive Units”), were separated and entitled the holders thereof to one share of Domestication Common Stock and one-third of one Domestication Public Warrant. No fractional Domestication Public Warrants were issued upon separation of the Motive Units.

On March 21, 2022, following the Domestication, as contemplated by the Merger Agreement and as described in the section titled “The Business Combination Proposal” beginning on page 113 of the Proxy Statement/Prospectus, Merger Sub merged with and into Forge Global, with Forge Global surviving the merger as a wholly owned subsidiary of New Forge (the “Merger” and, together with the Domestication, the “Business Combination”). All outstanding capital stock of Forge Global as of immediately prior to the effective time of the Merger (the “Effective Time”) was cancelled and converted into the right to receive shares of Domestication Common Stock as provided in the Merger Agreement. Pursuant to the terms of the Merger Agreement, after giving effect to redemptions from Motive's trust account, the Cash Merger Consideration (as defined in the Merger Agreement) equaled $0, and no Cash Merger Consideration was paid to Cash Electing Stockholders (as defined in the Merger Agreement).

PIPE Financing and A&R FPA Investment

On March 21, 2022, immediately after the Domestication, but before the Merger, New Forge (i) sold 6.85 million shares of Domestication Common Stock to certain investors (the “PIPE Investors”) pursuant to certain subscription agreements, dated as of September 13, 2021, between Motive, on the one hand, and the PIPE Investors, on the other hand, for aggregate consideration equal to $68.5 million at a purchase price of $10.00 per share (the “PIPE Financing”) and (ii) issued 14,000,000 Forward Purchase Units, each composed of one share of Domestication Common Stock and one-third of one Domestication Public Warrant (the “Forward Purchase Units”), to certain Motive fund vehicles managed by an affiliate of Motive (the “A&R FPA Investors”), pursuant to that certain Amended and Restated Forward Purchase Agreement, dated September 13, 2021, by and among the A&R FPA Investors and Motive (the “A&R FPA”), at a purchase price of $10.00 per Forward Purchase Unit, for an aggregate purchase price of $140,000,000 (the “A&R FPA Investment”). The Domestication Common Stock and Domestication Public Warrants underlying the Forward Purchase Units bear the same material terms as all other Domestication Common Stock and Domestication Public Warrants.

In connection with the Business Combination, the holders of 40,638,953 Motive Class A Shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of approximately $406.4 million. After giving effect to payment for such redemptions but prior to transaction fees and expenses, New Forge received aggregate gross cash proceeds of approximately $216.1 million from the PIPE Financing, A&R FPA Investment and funds released from Motive’s trust account, which amount includes $0.5 million in gross proceeds funded after Closing to complete the PIPE Financing.

After giving effect to the Business Combination, the PIPE Financing and the A&R FPA Investment, the following were outstanding: (i) 169,223,826 shares of Domestication Common Stock, consisting of (a) 137,262,779 shares of Domestication Common Stock issued to holders of Forge Global common stock immediately prior to the Effective Time, (b) 761,047 shares issued to the holders of Motive Class A Shares prior to the Domestication, which reflects the redemption of 40,638,953 Motive Class A Shares, (c) 10,350,000 shares issued to the holders of Motive Class B Shares prior to the Domestication, (d) 6,850,000 shares of Domestication Common Stock issued in the PIPE Financing and (e) 14,000,000 shares of Domestication Common Stock issued in the A&R FPA Investment; (ii) (a) warrants to purchase 21,186,667 shares of Domestication Common Stock at an exercise price of $11.50 per share issued upon conversion of the outstanding Motive warrants prior to the Business Combination and (b) warrants to purchase 4,666,664 shares of Domestication Common Stock at an exercise price of $11.50 per share issued to the A&R FPA Investors; (iii) (a) warrants to purchase 651,495 shares of Domestication Common Stock attributable to Forge Global warrants outstanding prior to the Business Combination, which had a weighted average exercise price of approximately $3.98 per share, and (b) warrants exercisable pursuant to net exercise for a variable number of shares of Domestication Common Stock attributable to Forge Global warrants outstanding prior to the Business Combination subject to a maximum of $5.0 million in aggregate fair market value of shares of Domestication Common Stock at the time of net exercise pursuant to the terms thereof and (iv) options to purchase 15,039,376 shares of Domestication Common Stock, which had a weighted average exercise price of $2.26 per share and 4,557,009 of which were vested.

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On March 21, 2022, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, New Forge, Motive Capital Funds Sponsor, LLC (the “Sponsor”), certain former directors of Motive and certain former stockholders of Forge Global, entered into the Amended and Restated Registration and Stockholder Rights Agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which, among other things, the Sponsor and other holders party thereto were granted certain customary registration rights, on the terms and subject to the conditions therein. New Forge is required to file a registration statement registering the resale of shares of Domestication Common Stock within 30 days after the Closing and to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable thereafter. The Amended and Restated Registration Rights Agreement superseded the Registration and Shareholder Rights Agreement, dated as of December 10, 2020, by and among Motive, the Sponsor and the holders party thereto.

The material terms of the Amended and Restated Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 131 under the section entitled “Business Combination Proposal—Other Agreements.” Such description is qualified in its entirety by the text of such agreement, which is included as Exhibit 10.1 to this Report and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the above “Introductory Note” above regarding the Closing of the Business Combination is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as Motive was immediately before the consummation of the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, Motive has ceased to be a shell company. Accordingly, New Forge is providing below the information that would be included in a Form 10 if New Forge were to file a Form 10. Please note that the information provided below relates to New Forge after the consummation of the Business Combination, unless otherwise specifically indicated or unless the context otherwise requires.

Forward-Looking Statements

Certain statements in this Report may constitute “forward-looking statements” for purposes of the federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The information included in this Report has been provided by New Forge and its management, and such forward-looking statements include statements relating to the expectations, hopes, beliefs, intentions or strategies regarding the future of New Forge and its management team. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “could,” “expect,” “intends,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward- looking. The forward-looking statements contained in this Report are based on current expectations and beliefs concerning future developments and their potential effects on New Forge. There can be no assurance that future developments affecting New Forge will be those that New Forge has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to materially differ from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the factors described below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak or political conflicts and there may be additional risks that we currently consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Forward-looking statements contained in this Report include, but are not limited to, statements about the ability of New Forge following the Business Combination, to:

•	execute its business strategy, including monetization of services provided and expansions in and into existing and new lines of business;

• manage risks associated with macroeconomic conditions resulting from the global COVID-19 pandemic, including new variant strains of the underlying virus, current or anticipated military conflict, including between Russia and Ukraine, terrorism, sanctions, rising energy prices, inflation and interest rates and other geopolitical events globally;

•	comply with laws and regulations applicable to its business;
•	stay abreast of modified or new laws and regulations applying to New Forge’s business;

•	realize the benefits expected from the Business Combination;
•	anticipate the uncertainties inherent in the development of new business lines and business strategies;
•	retain and hire necessary employees;
•	increase brand awareness;
•	access, collect and use personal data about consumers;
•	attract, train and retain effective officers, key employees or directors;
•	upgrade and maintain information technology systems;
•	acquire and protect intellectual property;
•	meet future liquidity requirements;
•	effectively respond to general economic and business conditions;
•	maintain the listing of New Forge’s securities on the NYSE or another national securities exchange;
•	obtain additional capital, including use of the debt market;
•	enhance future operating and financial results;
•	anticipate rapid technological changes;
•	anticipate the impact of, and response to, new accounting standards;
•	respond to fluctuations in foreign currency exchange rates and political unrest and regulatory changes in international markets from various events;
•	anticipate the rise in interest rates which would increase the cost of capital;
•	anticipate the significance and timing of contractual obligations;
•	maintain key strategic relationships with partners;
•	respond to uncertainties associated with product and service development and market acceptance;
•	manage to finance operations on an economically viable basis;
•	anticipate the impact of new U.S. federal income tax law, including the impact on deferred tax assets;
•	successfully defend litigation;
•	successfully deploy the proceeds from the Business Combination; and
•	other factors detailed under the section entitled “Risk Factors,” beginning on page 50 of the Proxy Statement/Prospectus.

Business

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 204 in the section entitled “Information About Forge”, which is incorporated herein by reference.

Risk Factors

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 50 in the section entitled “Risk Factors” which is incorporated herein by reference. There have been no material changes to such Risk Factors, except as noted below.

We are currently operating in a period of economic uncertainty and capital markets disruption, which has been significantly impacted by geopolitical instability due to the ongoing military conflict between Russia and Ukraine. Our business may be adversely affected by any negative impact on the global economy and capital markets resulting from the conflict in Ukraine or any other geopolitical tensions.

U.S. and global markets are experiencing volatility and disruption following the escalation of geopolitical tensions and the start of the military conflict between Russia and Ukraine. Although the length and impact of the ongoing military conflict is highly unpredictable, the conflict in Ukraine could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions. We are continuing to monitor the situation in Ukraine and globally and assessing its potential impact on our business. The events have led to sanctions and other penalties being levied by the United States, European Union and other countries against Russia and Belarus, including agreement to remove certain Russian financial institutions from the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) payment system, expansive ban on imports and exports of products to and from Russia and ban on exportation of U.S denominated banknotes to Russia or persons located there. Additional potential sanctions and penalties have also been proposed and/or threatened. While the situation is still evolving, and the outcomes remain highly uncertain, there is a risk that, in addition to having a negative impact on the global economy and capital markets, such events could have an unfavorable impact on the behavior of our customers, including changes in their investment preferences.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in Exhibit 99.2 hereto entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” relating to the years ended December 31, 2021 and 2020, which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in Exhibit 99.2 hereto in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk”, which is incorporated herein by reference.

Facilities

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 220 in the section entitled “Information About Forge— Facilities,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding, unless otherwise indicated in the footnotes below, the actual beneficial ownership of Domestication Common Stock as of March 21, 2022 (the “Ownership Date”) by:

•	each person who is, or is expected to be, the beneficial owner of more than 5% of the issued and outstanding shares of Domestication Common Stock;

•	each of New Forge’s current named executive officers and directors; and

•	all current executive officers and directors of New Forge as a group.

Beneficial ownership is determined according to SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of Domestication Common Stock is based on 169,223,826 shares of Domestication Common Stock outstanding as of the Ownership Date. The ownership percentages listed below do not include any shares of Domestication Common Stock that may be issued after the Ownership Date.

Name of Beneficial Owner	Number of shares of Domestication Common Stock Beneficially Owned	%
Directors and Executive Officers of New Forge
Blythe Masters(1)	—	—
Ashwin Kumar(1)	—	—
Kelly Rodriques(2)	7,956,983	4.70%
Mark Lee(3)	1,212,453	*
Jose Cobos(4)	1,364,604	*
Stephen George(9)	4,453,685	2.63%
Christoph Hansmeyer(5)(7)	62,458	*
Kim Vogel	—	—
Steven McLaughlin(8)	5,940,915	3.51%
All Directors and Executive Officers of New Forge as a Group (9 Individuals)	20,991,098	12.38%
Five Percent Holders:
Paul Luc Robert Heyvaert and Entities Affiliated with Motive Partners (6)	36,283,331	20.01%
Deutsche Borse AG(7)	24,262,496	14.33%

* = less than 1%

(1) Does not include any shares indirectly owned by this individual as a result of the individual’s profits interest in the Sponsor. Each of these individuals disclaims beneficial ownership of any shares except to the extent of their pecuniary interest therein.

(2) Includes (i) 1,135,371 shares of Domestication Common Stock subject to vesting restrictions, (ii) 66,945 shares of Domestication Common Stock held indirectly through an IRA, (iii) 3,834 warrants to purchase Domestication Common Stock exercisable within 60 days that are directly held and (iv) 6,277 warrants to purchase Domestication Common Stock exercisable within 60 days held indirectly through an IRA. Does not include options to purchase 3,122,931 shares of Domestication Common Stock subject to performance vesting conditions.

Also includes (i) 677,733 shares of Domestication Common Stock held by Operative Capital LP (“Operative LP”), (ii) 25,083 warrants to purchase Domestication Common Stock exercisable within 60 days held by Operative LP and (iii) 1,596,734 shares of Domestication Common Stock held by Operative Capital SPV I, LLC (“Operative SPV 1”). Mr. Rodriques is a managing member of the ultimate general partner of each of Operative Capital LP and Operative Capital SPV I, LLC and thus may be deemed to be the beneficial owner of the shares held by such entities. Mr. Rodriques disclaims beneficial ownership of all securities held by Operative LP and Operative SPV 1 except to the extent of his pecuniary interest therein, if any.

(3) Includes 1,205,146 shares of Domestication Common Stock (including 338,406 shares of Domestication Common Stock subject to vesting restrictions) and 7,307 warrants to purchase Domestication Common Stock exercisable within 60 days.

(4) Includes 1,090,485 shares of Domestication Common Stock (including 647,241 shares of Domestication Common Stock subject to vesting restrictions) and 86,745 stock options exercisable within 60 days held by Mr. Cobos. Also includes 93,687 shares of Domestication Common Stock held by the Elizabeth G. Cobos 2021 Annuity Trust and 93,687 shares of Domestication Common Stock held by the Jose Cobos 2021 Annuity Trust.

(5) Includes 62,458 stock options exercisable within 60 days.

(6) Includes (i) 1,995,820 shares of Domestication Common Stock and warrants to purchase 665,273 shares of Domestication Common Stock held by Motive Capital Fund I-A, LP (“MC Fund I-A”), (ii) 2,526,551 shares of Domestication Common Stock and warrants to purchase 842,183 shares of Domestication Common Stock held by Motive Capital Fund I-B, LP (“MC Fund I-B”), (iii) 144,296 shares of Domestication Common Stock and warrants to purchase 48,098 shares of Domestication Common Stock held by Motive Capital Fund I-MPF, LP (“MC Fund I-MPF”), (iv) 4,484,888 shares of Domestication Common Stock and warrants to purchase 1,494,962 shares of Domestication Common Stock held by Motive Capital Fund II-A, LP (“MC Fund II-A”), (v) 4,403,691 shares of Domestication Common Stock and warrants to purchase 1,467,897 shares of Domestication Common Stock held by Motive Capital Fund II-B, LP (“MC Fund II-B”), (vi) 444,754 shares of Domestication Common Stock and warrants to purchase 148,251 shares of Domestication Common Stock held by Motive Capital Fund II-MPF, LP (“MC Fund II-MPF”) and (vii) 10,230,000 shares of Domestication Common Stock and warrants to purchase 7,386,667 shares of Domestication Common Stock held by the Sponsor. The general partner of MC Fund I-A, MC Fund I-B and MC Fund I-MPF is Motive Capital Fund I GP, LP (“MC-I General Partner”). The general partner of MC Fund II-A, MC Fund II-B and MC Fund II-MPF is Motive Capital Fund II GP, LP (“MC-II General Partner”). The general partner of MC-I General Partner and MC-II General Partner and the manager of Sponsor is Motive Partners GP, LLC (“Manager”). The sole member of the Manager is Rob Exploration, LLC (“Exploration”), of which Paul Luc Robert Heyvaert is the sole member. Each of MC-I General Partner, MC-II General Partner, Manager, Exploration and Paul Luc Robert Heyvaert may be deemed to have beneficial ownership of the shares of Domestication Common Stock and warrants reported herein to the extent of their pecuniary interests therein. The address of the entities listed herein and Mr. Heyvaert is 7 World Trade Center, 250 Greenwich St., FL 47, New York, NY 10007.

(7) Includes 50,301 warrants to purchase Domestication Common Stock and 24,212,195 shares of Domestication Common Stock The address of Deutsche Borse AG is Mergenthalerallee 61, 65760 Eschborn, Germany. Christoph Hansmeyer, a member of our board of directors, is Head of Strategy and Merger and Acquisitions at Deutsche Borse AG.

(8) Includes 62,458 stock options exercisable within 60 days held by Mr. McLaughlin, 18,862 warrants to purchase Domestication Common Stock held by FTP Credit Holdings LLC and 5,779,044 shares of Domestication Common Stock held by FTP Equidate LLC. Mr. McLaughlin owns 99.25% of FTP Equidate LLC through the Steven J. McLaughlin Revocable Trust, of which he is the sole trustee. Mr. McLaughlin is the beneficial owner of FTP Credit Holdings LLC.

(9) Includes 62,458 stock options exercisable within 60 days held by Mr. George. Also includes 2,957,103 shares of Domestication Common Stock held by Panorama Growth Partners II, LP and 1,434,124 shares of Domestication Common Stock held by Panorama Equidate Co-Investment, LLC. Panorama Point Partners GP II, LLC, an entity which is managed by Mr. George, is the general partner of Panorama Growth Partners II, LP. Panorama Point Partners, LLC, an entity which Mr. George is the controlling manager, is the manager of Panorama Equidate Co-Investment, LLC. Mr. George disclaims beneficial ownership of all securities held by Panorama Growth Partners II, LP and Panorama Equidate Co-Investment, LLC except to the extent of his pecuniary interest therein.

Directors and Executive Officers

New Forge’s directors and executive officers after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section entitled “Management of New Forge After the Business Combination” beginning on page 252, and such information is incorporated herein by reference. The Board has determined that each of Kim Vogel, Christoph Hansmeyer, Stephen George, Ashwin Kumar and Blythe Masters qualifies as an independent director under the listing rules of the New York Stock Exchange.

Additionally, interlocks and insider participation information regarding Forge’s executive officers is described in the Proxy Statement/Prospectus in the section entitled “Motive’s Compensation Committee Interlocks and Insider Participation” beginning on page 275, and such information is incorporated herein by reference.

Executive Compensation

The executive compensation of Forge’s executive officers is described in the Proxy Statement/Prospectus in the section entitled “Management of New Forge After the Business Combination—Executive Compensation” from pages 256 - 261, and such information is incorporated herein by reference. Additionally, the compensation-related disclosure set forth under Item 5.02 of this Report is incorporated herein by reference.

Director Compensation

The compensation of New Forge’s directors is described in the Proxy Statement/Prospectus in the sections entitled “Management of New Forge After the Business Combination—Director Compensation” beginning on page 261, and such information is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related party transactions of New Forge are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions—Forge” beginning on page 269, which is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 222 in the section entitled “Information About Forge— Legal Proceedings”, and beginning on page 196 in the section entitled “Information About Motive—Legal Proceedings,” both of which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Domestication Common Stock and Domestication Public Warrants began trading on the New York Stock Exchange under the symbols “FRGE” and “FRGE WS,” respectively, on March 22, 2022, in lieu of the ordinary shares, warrants and units of Motive. As of March 22, 2022, there were approximately 189 holders of record of Domestication Common Stock and 8 holders of record of Domestication Public Warrants. New Forge has not paid any cash dividends on its shares of common stock to date. It is the present intention of the Board to retain all earnings, if any, for use in New Forge’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon New Forge’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the Board’s discretion. Further, New Forge’s ability to declare dividends may be limited by the terms of financing or other agreements entered into by New Forge or its subsidiaries from time to time.

As of December 31, 2021, Motive did not maintain any equity compensation plans.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by New Forge of certain unregistered securities, and to the disclosure set forth in the section entitled “Recent Sales of Unregistered Securities; Use of Proceeds from Registered Offerings- Unregistered Sales” under Item 5 of the Annual Report on Form 10-K for the year ended December 31, 2021, filed by Motive with the SEC, each of which is incorporated herein by reference.

Description of Registrant’s Securities

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 282 in the section entitled “Description of New Forge Capital Stock,” which is incorporated herein by reference.

Indemnification of Directors and Officers

New Forge has entered into indemnification agreements with each of its directors, executive officers and certain other designated employees. Each indemnification agreement provides for indemnification and advancement by New Forge of certain expenses and costs relating to claims, suits or proceedings arising from such individual’s service as an officer, director, employee, agent or fiduciary of Forge or, at its request, service to other entities, to the fullest extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Further information about the indemnification of Forge’ directors and officers is set forth in the Proxy Statement/Prospectus in the section entitled “Description of New Forge Capital Stock—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 291, and is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial statements of New Forge.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Report is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in “Introductory Note—PIPE Financing and A&R FPA Investment” above is incorporated into this Item 3.02 by reference.

New Forge issued the foregoing securities in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Domestication, New Forge filed a Certificate of Incorporation with the Secretary of State of the State of Delaware (the “New Forge Certificate of Incorporation”). The material terms of the New Forge Certificate of Incorporation and its implications for the rights of holders of Motive’s capital stock are discussed in the Proxy Statement/Prospectus in the sections entitled “The Redomestication Proposal” beginning on page 150, “The Non-Binding Organizational Documents Proposals” beginning on page 153, “The Binding Charter Proposal” beginning on page 160, “Comparison of Corporate Governance and Shareholders’/Stockholders’ Rights” beginning on page 279 and “Description of New Forge Capital Stock” beginning on page 282, which are incorporated herein by reference.

Additionally, the disclosure set forth under the Introductory Note and in Item 5.03 of this Report is incorporated herein by reference. A copy of the New Forge Certificate of Incorporation is included as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 21, 2022, New Forge’s Audit Committee approved the engagement of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2022. E&Y served as the independent registered public accounting firm of Forge Global prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), Motive’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by E&Y as the Company’s independent registered public accounting firm following the consummation of the Business Combination.

Withum’s report on Motive’s financial statements as of December 31, 2021 and 2020 and the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2021 and the period from September 28, 2020 (inception) through December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the report of Withum on Motive’s financial statements contained an explanatory paragraph which noted that there was substantial doubt as to Motive’s ability to continue as a going concern as Motive’s cash and working capital as of December 31, 2021 were not sufficient to complete its planned activities.

During the period from September 28, 2020 (inception) through December 31, 2021, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which if not resolved to Withum’s satisfaction, would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

During the year period from September 28, 2020 (inception) to December 31, 2020 and the year ended December 31, 2021, Motive did not consult E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Motive’s financial statements, and no written report or oral advice was provided to Motive by E&Y that E&Y concluded was an important factor considered by Motive in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Report.

Item 5.01 Changes in Control of Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Report, relating to the Closing of the Business Combination, is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

As previously reported on the Company’s Current Report on Form 8-K filed with the SEC on March 22, 2022, in connection with the consummation of the Business Combination, each of Jill M. Considine, Stephen C. Daffron, Dina Dublon, Rob Heyvaert, Paula Madoff and Kristy Trieste resigned as directors of Motive, effective as of the Closing, except in the case of Ms. Dublon, whose resignation became effective on March 20, 2022, and Blythe Masters and Kristy Trieste resigned from all officer positions at Motive and its Subsidiaries, effective as of the Closing.

Effective immediately following the Effective Time Blythe Masters, Ashwin Kumar, Kelly Rodriques, Stephen George, Christoph Hansmeyer, Kim Vogel and Steven McLaughlin were appointed as directors of New Forge, and the Board was divided into classes of directors serving three-year staggered terms as follows:

•	Kimberly Vogel and Stephen George were designated as the Class I directors, with terms expiring at the first annual meeting of stockholders to be held after the consummation of the Business Combination and until their successors are duly elected and qualified;

•	Steven McLaughlin and Christoph Hansmeyer were designated as the Class II directors, with terms expiring at the second annual meeting of stockholders to be held after the consummation of the Business Combination and until their successors are duly elected and qualified; and

•	Kelly Rodriques, Blythe Masters and Ashwin Kumar were designated as the Class III directors, with terms expiring at the third annual meeting of stockholders to be held after the consummation of the Business Combination and until their successors are duly elected and qualified.

Effective immediately following the Effective Time, Kelly Rodriques was appointed as New Forge’s Chief Executive Officer, Mark Lee was appointed as New Forge’s Chief Financial Officer (serving as principal financial officer and principal accounting officer), and Jose Cobos was appointed as New Forge’s Chief Operating Officer.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the sections entitled “Comparison of Corporate Governance and Shareholders’/Stockholders’ Rights—Election of Directors” beginning on page 290, and “Management of New Forge After the Business Combination” beginning on page 252 for biographical information about each of the directors and officers following the Business Combination. Certain relationships and related party transactions of New Forge are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 269 and are incorporated herein by reference.

The information set forth in Item 2.01 of this Report under the heading “Indemnification of Officers and Directors” is incorporated herein by reference. The information set forth under the headings “Executive Employment Arrangements” beginning on page 258 of the Proxy Statement/Prospectus, “Interests of Forge Directors and Executive Officers in the Merger-Transaction Bonuses and Promissory Notes” beginning on page 262 of the Definitive Proxy Statement/Prospectus, and “New Plan Benefits” beginning on page 171 of the Definitive Proxy Statement/Prospectus, in each case as amended and supplemented by the Supplement to Proxy Statement/Prospectus dated March 1, 2022, is incorporated herein by reference.

2022 Plans

In connection with the consummation of the Business Combination, and as further described in the Proxy Statement/Prospectus in the sections titled “The Incentive Plan Proposal” beginning on page 167 and “The Employee Stock Purchase Plan Proposal,” beginning on page 173, New Forge adopted the 2022 Stock Option and Incentive Plan and the 2022 Employee Stock Purchase Plan, under which New Forge may grant equity incentive awards to employees, directors and independent contractors in order to attract, motivate and retain the talent for which New Forge competes.

The 2022 Stock Option and Incentive Plan and 2022 Employee Stock Purchase Plan became effective at Closing, and there were 12,899,504 shares initially reserved for issuance under the 2022 Stock Option and Incentive Plan and 4,072,000 shares initially reserved for issuance under the 2022 Employee Stock Purchase Plan, in each case subject to the terms thereof, including annual “evergreen” increases in shares available thereunder.

The foregoing description of the 2022 Stock Option and Incentive Plan and the 2022 Employee Stock Purchase Plan contained in this Item 5.02 does not purport to be complete and is subject to and qualified in its entirety by reference to the 2022 Stock Option and Incentive Plan and the 2022 Employee Stock Purchase Plan, copies of which are included herewith as Exhibits 10.3 and 10.4, respectively.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Domestication, New Forge filed the New Forge Certificate of Incorporation with the Secretary of State of the State of Delaware and the Board adopted new bylaws to govern the corporation following the Domestication (the “New Forge Bylaws”). The material terms of the New Forge Certificate of Incorporation and the New Forge Bylaws and their implications for the rights of holders of Motive’s capital stock are discussed in the Proxy Statement/Prospectus in the sections entitled “The Redomestication Proposal” beginning on page 150, “The Non-Binding Organizational Documents Proposals” beginning on page 153, “The Binding Charter Proposal” beginning on page 160, “Comparison of Corporate Governance and Shareholders’/Stockholders’ Rights” beginning on page 279 and “Description of New Forge Capital Stock” beginning on page 282, which are incorporated herein by reference. The New Forge Bylaws provide that New Forge stockholders will be subject to additional restrictions on the sale or transfer of the shares of Domestication Common Stock (including shares of Domestication Common Stock issuable upon the settlement or exercise of warrants, stock options, restricted stock units or other equity awards of Forge Global that were issued and outstanding immediately prior to the closing of the Merger) that they received as consideration in the Merger for a period of 180-days following the Closing.

Copies of the New Forge Certificate of Incorporation and the New Forge Bylaws are included as Exhibits 3.1 and 3.2 to this Report and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 21, 2022, New Forge adopted a new Code of Ethics and Employee Conduct to apply following the consummation of the Business Combination, a copy of which is included as Exhibit 14.1 to this Report and incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, Motive ceased being a shell company. Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections entitled “The Business Combination Proposal” beginning on page 113 and “The Redomestication Proposal” beginning on page 150, which are incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The consolidated financial statements of Forge Global, Inc. for the years ended December 31, 2021 and 2020 are filed as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Motive and Forge Global, Inc. for the year ended December 31, 2021 is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1**	Merger Agreement, dated as of September 13, 2021, by and among Motive, Merger Sub and Forge Global,Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Form 8-K filed on September 13, 2021)

3.1*	Certificate of Incorporation of Forge Global Holdings,Inc.

3.2	Bylaws of Forge Global Holdings,Inc. (incorporated by reference to Exhibit 3.3 of the Proxy Statement /Prospectus)

4.1	Specimen Common Stock Certificate. (incorporated by reference to Exhibit 4.5 of the Proxy Statement /Prospectus)

4.2	Warrant Agreement, dated December 10, 2020, by and between Motive and Continental Stock Transfer& Trust Company, as warrant agent. (incorporated by reference to Exhibit 4.4 of the Proxy Statement /Prospectus)

10.1	Form of Amended and Restated Registration Rights Agreement, dated as of March 21, 2022, by and among the Company, Sponsor, certain former directors of Motive, and, certain equityholders of the Company named therein (incorporated by reference to Annex G of the Proxy Statement /Prospectus).

10.2*	Salesforce Tower Office Lease, dated September 18, 2018

10.3*#	Form of New Forge 2022 Stock Option and Incentive Plan

10.4*#	Form of New Forge 2022 Employee Stock Purchase Plan

10.5#	Amended and Restated Employment Agreement, dated September 9, 2021, by and between Kelly Rodriques and the Company (incorporated by reference to Exhibit 10.9 of the Proxy Statement /Prospectus)
10.6#	Amendment No. 1 to Employment Agreement, by and between Kelly Rodriques and Forge Global,Inc.(incorporated by reference to Annex A of the Supplement to the Proxy Statement /Prospectus, filed on March 1, 2022)

10.7#	Amended and Restated Employment Agreement, dated September 9, 2021, by and between Mark Lee and Forge Global,Inc. (incorporated by reference to Exhibit 10.10 of the Proxy Statement /Prospectus)

10.8#	Amended and Restated Employment Agreement, dated September 9, 2021, by and between Jose Cobos and Forge Global,Inc. (incorporated by reference to Exhibit 10.11 of the Proxy Statement /Prospectus)

10.9*#	Forge Global,Inc. 2018 Stock Incentive Plan

10.10*#	Loan Offset Agreement, dated as of March 21, 2022, by and among Forge Global,Inc. and Kelly Rodriques

10.11*#	Loan Offset Agreement, dated as of March 21, 2022, by and among Forge Global,Inc. and Mark Lee

10.12*#	Loan Offset Agreement, dated as of March 21, 2022, by and among Forge Global,Inc. and Jose Cobos

10.13*#	Form of Director Indemnification Agreement

10.14*#	Form of Officer Indemnification Agreement

10.15	Sponsor Support Agreement, dated as of September 13, 2021 (incorporated by reference to Annex D of the Proxy Statement/Prospectus).

14.1*	Code of Ethics and Employee Conduct

16.1*	Letter from WithumSmith+Brown, PC to the U.S. Securities and Exchange Commission dated March 25, 2022.

21.1*	Subsidiaries of the Company

99.1*	Audited financial statements of Forge Global, Inc. for the years ended December 31, 2021 and 2020.

99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Forge Global, Inc. for the years ended December 31, 2021 and 2020.

99.3*	Unaudited pro forma condensed combined financial information.

104	The cover page to this Current Report of Form 8-K, formatted in inline XBRL.

*	Filed herewith.
**	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
#	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forge Global Holdings, Inc.

Date: March 25, 2022	By:	/s/ Kelly Rodriques
	Name:	Kelly Rodriques
	Title:	Chief Executive Officer